BILL  OF  SALE


THE  STATE  OF  FLORIDA
                                           KNOW  ALL  MEN  BY  THESE  PRESENTS:
COUNTY  OF  BROWARD


     That Miami Aviation Maintenance Co., a Florida corporation ("Seller"), for the consideration set forth herein, by these presents does hereby grant, sell, assign, convey, transfer and deliver unto Twin Air Calypso Services, Inc., a Florida corporation, and its successors and assigns ("Purchaser"), all of Seller's right, title and interest in and to those certain assets listed on
Schedule I hereto (all of the assets being transferred are referred to hereinafter collectively as the "Assets"), including, without limitation, those Assets itemized and described below, free and clear of all encumbrances, security interests, liens, charges, claims and restrictions on the transfer thereof, other than as the same have been previously disclosed to Purchaser in writing.

     TO HAVE AND TO HOLD the Assets, together with all the rights and appurtenances thereto in anywise belonging, unto Purchaser, its successors and assigns, forever, and Seller does hereby bind itself, and its successors and assigns, to forever warrant and defend title to the Assets unto Purchaser against the claims of any and all persons whomsoever.

     Purchaser does not hereby assume any of Seller's liabilities and obligations with respect to the Assets.

     The purchase price for the Assets is 750,000 restricted shares of the common stock (the "Shares") of AvStar Aviation Group, Inc., a Colorado corporation ("AvStar").

     Seller hereby agrees that it will execute and deliver, or cause to be executed and delivered, from time to time after the date hereof, upon the request of Purchaser, such other instruments of conveyance and transfer and will take such other action as Purchaser may reasonably require to effectuate and/or evidence the conveyance provided for herein.

     In order to induce Purchaser to purchase the Assets, Seller hereby makes the following representations and warranties to Purchaser, which representations and warranties are material to Purchaser and are being relied upon by Purchaser in connection with Purchaser's decision to purchase the Assets:

          (a) Seller has full right, power and authority to execute and deliver this Bill of Sale and to sell the Assets to Purchaser; the execution and delivery of this Bill of Sale and the sale of the Assets to Purchaser has been duly authorized by all necessary action on the part of Seller; and when this Bill of Sale and all other agreements, documents and instruments executed in connection herewith are executed by the appropriate parties and delivered to Purchaser, this Bill of Sale and such other agreements, documents and instruments will constitute the valid and binding agreements of Seller enforceable against Seller in accordance with their respective terms, and will vest in Purchaser full right, title and interest in and to the Assets, free and clear of any and all encumbrances, security interests, liens, charges, claims, restrictions or limitations, whatsoever, by any person of any kind, including those on the transfer thereof, whether known or unknown; and

          (b) All Assets constituting tangible personal property are in a good state of repair and operating condition, ordinary wear and tear excepted, and all Assets constituting inventories (including, without limitation, raw materials, spare parts and supplies, work-in-process, finished goods) consist of items of a quality, condition and quantity useable and saleable in the normal course of business; and

          (c) None of the Assets is subject to any commitment or other arrangement for their sale or use by Seller or third parties; and

          (d) Neither the execution and delivery of this Bill of Sale nor the consummation of the transactions contemplated hereby will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any contract to which Seller is a party or by which Seller is bound or by which any of the Assets is bound or affected, (ii) violate any judgment against, or binding upon, Seller or the Assets, or (iii) result in the creation of any lien, charge or encumbrance upon the Assets pursuant to the terms of any such contract; and

          (e) There are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations pending or threatened against, involving or affecting any of the Assets, this Bill of Sale, or the transactions contemplated hereby, and there are no outstanding orders, writs, injunctions or decrees of any court, governmental agency or arbitration tribunal against, involving or affecting the Assets, this Bill of Sale, or the transactions contemplated hereby; and

          (f) Seller has not taken any action that has or will give rise to a claim to any broker's or finder's fee or commission in connection with the transfer of the Assets; and

          (g) No consent or approval from any third party is required in connection with the execution and delivery of this Bill of Sale or the transfer of the Assets.

     Moreover, Seller hereby represents and warrants to AvStar (which is relying on the following representations and warranties in its decision to issue the Shares to Seller) that Seller is familiar with the business and financial condition, properties, operations and prospects of AvStar, and has been given full access to all material information concerning the condition, properties, opera-tions and prospects of AvStar; Seller has had an oppor-tunity to ask such questions of, and to receive such infor-mation from, AvStar as Seller has desired and to obtain any additional information necessary to verify the accuracy of the information and data received; Seller has received all information concerning the condition, properties, operations and prospects of AvStar to Seller's satisfaction; Seller has such knowledge, skill and experience in business, financial and investment matters so that Seller is capable of evaluating the merits and risks of the purchase of the Shares; Seller has reviewed its financial condition and commit-ments and that, based on such review, Seller is satisfied that it (a) has adequate means of providing for contingencies, (b) has no present or contemplated future need to dispose of all or any of the Shares to satisfy existing or contemplated under-takings, needs or indebt-edness, (c) is capable of bearing the economic risk of the ownership of the Shares for the indefinite future, and (d) has assets or sources of income which, taken together, are more than sufficient so that Seller could bear the loss of the entire purchase price of the Shares; Seller is acquir-ing the Shares solely for Seller's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares; the Seller understands that the Shares has not been registered under the Securities Act of 1933 or any state securi-ties laws and therefore the Shares are "re-stricted" under such laws; Seller has not offered or sold any portion of the Shares and has no present intention of reselling or other-wise disposing of any portion of the Shares either cur-rently or after the passage of a fixed or deter-minable period of time or upon the occurrence or non-occurrence of any predeter-mined event or circumstance.

     In consideration of Purchaser's purchase of the Assets, Seller hereby agrees to protect, indemnify, and hold harmless Purchaser, and its successors and assigns, from any and all claims, demands, suits, proceedings, actions, causes of action, losses, damages, liabilities, costs, and expenses (including, without limitation, attorneys' fees and court costs) (i) resulting directly or indirectly from the untruthfulness or breach of any of the representations, warranties or covenants made by Seller in this Bill of Sale, or (ii) resulting directly or indirectly from Seller's ownership or operation of the Assets prior to the date hereof.

     In consideration of Seller's sale of the Assets, Purchaser hereby agrees to protect, indemnify, and hold harmless Seller, and its successors and assigns, from any and all claims, demands, suits, proceedings, actions, causes of action, losses, damages, liabilities, costs, and expenses (including, without limitation, attorneys' fees and court costs) (i) resulting directly or indirectly from the breach of any of the covenants made by Purchaser in this Bill of Sale, or (ii) resulting directly or indirectly from Purchaser's ownership or operation of the Assets after the date hereof.

     In connection with the sale and purchase of the Assets pursuant to this Bill of Sale, Seller terminated its employment relationship with each of Seller's employees ("Seller Employees"), and Purchaser entered into an employment relationship with each of the Seller Employees.

     All indemnity agreements, and all representations, warranties and other agreements and covenants made herein by either Seller or Purchaser herein shall survive the consummation of the sale of the Assets provided for herein and all other transactions contemplated hereby.

     THIS BILL OF SALE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA. It may be executed in any number of counterparts; each such counterpart shall, for all purposes, be deemed to be an original; and all such counterparts shall constitute but one and the same Bill of Sale.

                             [SIGNATURES TO FOLLOW]

     IN WITNESS WHEREOF, Seller and Purchaser have executed this Bill of Sale effective as of the 8th day of April, 2010.

"SELLER"                                    "PURCHASER"

MIAMI  AVIATION  MAINTENANCE  CO.,          TWIN  AIR  CALYPSO  SERVICES,  INC.,
a  Florida  corporation                     a  Florida  corporation


By:_________________________________        By:_________________________________
                                                 Russell  Ivy,  Vice  President
Name:_______________________________

Title:________________________________

                                   SCHEDULE I

                                 LIST OF ASSETS
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